                                                                    EXHIBIT 99.1

FOR IMMEDIATE RELEASE                                     CONTACT:  LES VAN DYKE
                                                    DIRECTOR, INVESTOR RELATIONS
                                                                  (281) 492-5370

                    DIAMOND OFFSHORE DRILLING, INC. ANNOUNCES
                           FIRST QUARTER 2005 RESULTS

Houston, Texas, April 27, 2005 -- Diamond Offshore Drilling, Inc. (NYSE:DO) today reported net income of $30.1 million, or $0.23 per share on a diluted basis for the first quarter of 2005, compared to a net loss of $11.0 million, or $0.08 per share on a diluted basis, in the same period a year earlier. Revenues for the first quarter of 2005 were $258.8 million, compared to revenues of $184.2 million for the first period in 2004.

The improvement in operating results reflects a continuation of higher dayrates and rig utilization across the Company's entire fleet, and is indicative of the present worldwide offshore drilling market. Currently, the fleet's highest dayrates in the Gulf of Mexico include: $172,500 for the 4th generation semisubmersible Ocean Star for work commencing in the third quarter of 2005; $125,000 for the mid-water floater Ocean Voyager for work beginning in mid-November; $76,000 for the 350-ft. jack-up Ocean Titan for work commencing in mid-July; and $60,000 for the 300-ft. jack-up Ocean King for work beginning in early June 2005. The Company is currently bidding renewals in international markets at dayrates also reflecting increases.

Larry Dickerson, President and Chief Operating Officer, said, "Approximately 83% of the Diamond Offshore fleet is contracted or committed in 2005 and we are currently building backlog into 2006, with about 25% of our fleet contracted or committed. We remain confident in the strength of our markets, and believe the Company is well positioned to take advantage of any future market improvements."

Diamond Offshore provides contract drilling services to the energy industry around the globe and is a leader in deepwater drilling. The Company's fleet of 45 offshore drilling rigs consists of 30 semisubmersibles, 14 jack-ups and one drillship.

As previously announced, Diamond Offshore will provide a simulcast and rebroadcast of its first quarter 2005 earnings release conference call. The live broadcast of the Diamond Offshore Drilling, Inc. quarterly conference call will be available online at www.diamondoffshore.com on April 27, 2005, beginning at 9:30 a.m. Central Time. The online replay will follow immediately and continue for the remainder of the first calendar quarter after the original call. Please go to the web site at least 15 minutes before the broadcast to register, download and install any necessary audio software.

Statements in this press release may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of

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the Securities Exchange Act of 1934, as amended. Such statements include, but are not limited to, statements concerning commitments for drilling work or contracts, future dayrates, future contract revenues and future contracts. Such statements are inherently subject to a variety of risks and uncertainties that could cause actual results to differ materially from those anticipated or projected, including the risk that a Letter of Intent may not result in a binding contract or the risk that the markets for the Company's services will not continue to improve. A discussion of additional risk factors that could impact these areas and the Company's overall business and financial performance can be found in the Company's reports and other filings with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions, casualty losses, industry fleet capacity, changes in foreign and domestic oil and gas exploration and production activity, competition, changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond the Company's control. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of this press release. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any forward-looking statement is based.

                                      ####


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
                DIAMOND OFFSHORE DRILLING, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (Unaudited)
                      (In thousands, except per share data)

                                                                                  THREE MONTHS ENDED
                                                                                        MARCH 31,
                                                                              --------------------------------
                                                                                2005                   2004
                                                                              ---------              ---------

REVENUES:
        Contract drilling .............................................       $ 250,022              $ 177,240
        Revenues related to reimbursable expenses .....................           8,736                  6,958
                                                                              ---------              ---------
              Total revenues ..........................................         258,758                184,198
                                                                              ---------              ---------

OPERATING EXPENSES:
        Contract drilling .............................................         148,214                134,678
      Reimbursable expenses ...........................................           7,335                  6,234
        Depreciation ..................................................          45,472                 44,520
        General and administrative ....................................           9,473                  8,789
        Loss (gain) on sale of assets .................................             258                   (325)
                                                                              ---------              ---------
              Total operating expenses ................................         210,752                193,896
                                                                              ---------              ---------

OPERATING INCOME (LOSS) ...............................................          48,006                 (9,698)

OTHER INCOME (EXPENSE):
        Interest income ...............................................           5,768                  1,568
        Interest expense ..............................................          (9,567)                (6,354)
        Loss on sale of marketable securities .........................          (1,274)                   (25)
           Other, net .................................................             425                   (154)
                                                                              ---------              ---------

INCOME (LOSS) BEFORE INCOME TAX (EXPENSE) BENEFIT .....................          43,358                (14,663)

INCOME TAX (EXPENSE) BENEFIT ..........................................         (13,240)                 3,691
                                                                              ---------              ---------

NET INCOME (LOSS) .....................................................       $  30,118              $ (10,972)
                                                                              =========              =========
EARNINGS (LOSS) PER SHARE:
        Basic .........................................................       $    0.23              $   (0.08)
                                                                              =========              =========
        Diluted .......................................................       $    0.23              $   (0.08)
                                                                              =========              =========

WEIGHTED AVERAGE SHARES OUTSTANDING:

          Common shares ...............................................         128,573                129,322
          Dilutive potential common shares ............................           9,557                     --
                                                                              ---------              ---------
                     Total weighted average shares outstanding ........         138,130                129,322
                                                                              =========              =========

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
                DIAMOND OFFSHORE DRILLING, INC. AND SUBSIDIARIES
                              RESULTS OF OPERATIONS
                                   (Unaudited)
                                 (In thousands)

                                                                    THREE MONTHS ENDED
                                                                          MARCH 31,
                                                               -------------------------------
                                                                  2005                  2004
                                                               ---------             ---------
REVENUES
  High Specification Floaters .........................        $  94,111             $  64,752
  Other Semisubmersibles ..............................           94,981                71,135
  Jack-ups ............................................           60,704                40,819
  Other ...............................................              226                   534
                                                               ---------             ---------
TOTAL CONTRACT DRILLING REVENUE .......................        $ 250,022             $ 177,240
                                                               =========             =========

REVENUES RELATED TO REIMBURSABLE EXPENSES .............        $   8,736             $   6,958
                                                               =========             =========
CONTRACT DRILLING EXPENSE
  High Specification Floaters .........................        $  44,034             $  42,470
  Other Semisubmersibles ..............................           75,093                62,992
  Jack-ups ............................................           27,906                27,937
  Other ...............................................            1,181                 1,279
                                                               ---------             ---------
TOTAL CONTRACT DRILLING EXPENSE .......................        $ 148,214             $ 134,678
                                                               =========             =========
REIMBURSABLE EXPENSES .................................        $   7,335             $   6,234
                                                               =========             =========
OPERATING INCOME (LOSS)
  High Specification Floaters .........................        $  50,077             $  22,282
  Other Semisubmersibles ..............................           19,888                 8,143
  Jack-ups ............................................           32,798                12,882
  Other ...............................................             (955)                 (745)
  Reimbursables, net ..................................            1,401                   724
  Depreciation Expense ................................          (45,472)              (44,520)
  General and Administrative Expense ..................           (9,473)               (8,789)
 (Loss) gain on Sale of Assets ........................             (258)                  325
                                                               ---------             ---------
          Total Operating Income (Loss) ...............        $  48,006             $  (9,698)
                                                               =========             =========

                DIAMOND OFFSHORE DRILLING, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In thousands)

                                                                        MARCH 31,             DECEMBER 31,
                                                                          2005                    2004
                                                                       ----------              ----------
                                                                      (unaudited)
ASSETS

Current assets:
      Cash and cash equivalents ...............................        $  242,622              $  266,007
      Investments and marketable securities ...................           702,262                 661,849
      Accounts ................................................           220,221                 187,558
      receivable
      Rig inventory and .......................................            47,636                  47,590
      supplies
      Prepaid expenses and ....................................            25,462                  32,677
      other
                                                                       ----------              ----------
            Total current assets ..............................         1,238,203               1,195,681

Drilling and other property and equipment, net of
     accumulated depreciation .................................         2,129,947               2,154,593
Other assets ..................................................            29,420                  29,112
                                                                       ----------              ----------
            Total assets ......................................        $3,397,570              $3,379,386
                                                                       ==========              ==========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities ...........................................        $  600,801              $  613,907

Long-term debt ................................................           709,425                 709,413

Deferred tax liability ........................................           380,693                 369,722

Other liabilities .............................................            58,788                  60,516

Stockholders' equity ..........................................         1,647,863               1,625,828
                                                                       ----------              ----------
            Total liabilities and stockholders' equity ........        $3,397,570              $3,379,386
                                                                       ==========              ==========

                DIAMOND OFFSHORE DRILLING, INC. AND SUBSIDIARIES
                        AVERAGE DAYRATES AND UTILIZATION

                                     FIRST QUARTER                    FOURTH QUARTER                    FIRST QUARTER
                                         2005                              2004                              2004
-----------------------------------------------------------------------------------------------------------------------------------
                                DAYRATE        UTILIZATION   |    DAYRATE         UTILIZATION   |    DAYRATE       UTILIZATION
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    (Dayrate in thousands)
 HIGH SPECIFICATION FLOATERS     $109              96%       |      $94               95%       |      $93              77%
 OTHER SEMISUBMERSIBLES           $65              83%       |      $63               81%       |      $55              66%
 JACK-UPS                         $48              96%       |      $42               88%       |      $36              85%



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